UNITED STATED
SECURITIES AND EXCHANGE COMMISSION
Washington , D.C. 20549

SCHEDULE 14-C
INFORMATION STATEMENT

Information Statement Pursuant to Section 14C of the
Securities Exchange Act of 1934

Check the appropriate box:

[   ] Preliminary Information Statement
[X] Definitive Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

MABCURE, INC.
(Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g)(4) and 0-11.

             1)      Title of each class of securities to which transaction applies:

             2)      Aggregate number of securities to which transaction applies:

             3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4)      Proposed maximum aggregate value of transaction: 5) Total fee paid:

[   ]      Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)      Amount Previously Paid;

             2)      Form, Schedule or Registration Statement No.:

             3)      Filing Party:

             4)      Date Filed:

MABCURE, INC.

SCHEDULE 14C INFORMATION STATEMENT AND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AUGUST 4, 2009

To Our Shareholders:

          Notice is hereby given that the 2009 Annual Meeting of Shareholders of MabCure, Inc., a Nevada corporation (the “Company”) will be held on August 4, 2009 at 2:00 p.m., local time at the Company’s headquarters located at De Schiervellaan 3/B1, 3500 Hasselt, Belgium.

          No action is required by you. The accompanying Information Statement is furnished only to inform you of the actions described below before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

          Shareholders of record as of June 25, 2009 will be entitled to vote at the meeting. Corporate action is being taken pursuant to the consents of security holders pursuant to Revised Statutes Section 78.320 of the Nevada General Corporation Law and Article II Section 2.4.3 of the Company’s By-Laws.

          The following actions will be taken at the meeting:

1.	The election of the following as directors of the Corporation, each to serve until his successor is elected:

Dr. Amnon Gonenne
Mr. Itshak Zivan
Dr. David S. Frank

2.	The ratification of the selection of Davis Accounting Group P.C. as our Independent Accountants for 2009.

3.	The adoption of the MabCure, Inc. 2009 Stock Option Plan.

          Please be advised that Indigoleaf Associates Ltd. and Dr. Amnon Gonenne (the “Consenting Stockholders”) own a majority of the issued and outstanding shares of common stock of the Company. The Consenting Stockholders, holding 53.10% of our common stock, have voted their shares in favor of the election of the directors named in Proposal One, the ratification of the appointment of the independent auditors named in Proposal Two, and the approval of the MabCure, Inc. 2009 Stock Option Plan described in Proposal Three.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors

Dr. Amnon Gonenne, Chairman
July 13, 2009

MABCURE, INC.

INFORMATION STATEMENT

INTRODUCTION

          This Information Statement is furnished by and on behalf of the Board of Directors (the “Board”) of MabCure, Inc., a Nevada corporation (“we”, “us”, “our”, or the “Company”), in connection with our Annual Meeting of Stockholders to be held on August 4, 2009 at 2:00 p.m. local time, at the Company’s headquarters located at De Schiervellaan 3/B1, 3500 Hasselt, Belgium.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY. THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

          You are welcome to attend the meeting in person to vote your shares. However, our largest stockholders have voted all of their shares of the Company’s common stock for the election of the directors named in Proposal One, for the ratification of the appointment of the independent auditors named in Proposal Two, and for the approval of the MabCure, Inc. 2009 Stock Option Plan provided in Proposal Three. Accordingly, these matters will be approved.

          This Information Statement is being furnished to you solely for the purpose of informing you and the other stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended, and Nevada Revised Statutes Chapter 78 – Private Corporations (the “Nevada Law”).

          Section 78.320 of the Nevada Law provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, the Board voted to utilize, and has obtained, the written consent of the Consenting Stockholders who own shares representing a majority of our common stock. You are urged to read this Information Statement in its entirety for a description of the actions taken by the Consenting Stockholders.

          This Information Statement will be mailed on or about July 13, 2009 to shareholders of record as of June 25, 2009.

          The complete mailing address of the Company’s principal executive office is: De Schiervellaan 3/B1, 3500 Hasselt, Belgium.

          As of June 25, 2009 the following voting shares were outstanding:

CLASS	SHARES OUTSTANDING	VOTING

Common Shares	60,348,000	60,348,000

          Each common share is entitled to one vote. The common shares are the only shares of the Company entitled to a vote.

          The holders of 32,048,000 common shares (53.10% of the total outstanding shares) have voted to approve each of the proposals. Appraisal rights are not available to shareholders with respect to any matter approved.

          The annual report on Form 10-K of the Company for the year ended December 31, 2008 (the “Annual Report”), including the Company’s audited consolidated financial statements for the year ended December 31, 2008 is being mailed to the Company’s shareholders with this Information Statement and is hereby incorporated by reference. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY’S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

PROPOSAL 1: ELECTION OF DIRECTORS

          The Board consists of three members, Dr. Amnon Gonenne, Mr. Itshak Zivan, and Dr. David S. Frank, and each has been nominated for re-election. Each director elected shall hold office until his successor is elected and qualified. Officers hold office until their successors are chosen and qualified or until their deaths, resignations, or removal.

DIRECTORS

Name	Age	Position with the Company	Held Since
Dr. Amnon Gonenne	64	Director and Chairman of the Board of the Company	July 7, 2008
Itshak Zivan	56	Director	July 7, 2008
Dr. David S. Frank	64	Director	April 26, 2009

Biographical Information Regarding Directors

          Dr. Amnon Gonenne, age 64, has more than twenty years experience in the biotechnology field. He has held a number of top executive positions including positions in regulatory affairs, supervision of international clinical trials, serving as Vice-President of Corporate Development for Biotechnology General Corp. in New York and serving as Chief Executive Officer of Immunotherapy Inc., also in New York. He has played a significant role in the successful registration and licensing of several genetically engineered products in the United States, Israel and Japan. Between the years 2000 and 2002, Dr. Gonenne served as Chief Executive Officer of a venture capital fund, Elscint Biomedical Investment (Israel), which made major investments in Gamida Cell Ltd. (Israel), a leading stem cell company. Since 2002, and prior to joining MabCure, Dr. Gonenne worked as an independent bio-tech consultant for start-up companies. Dr. Gonenne received his doctorate degree in Biochemistry and Biophysics from Syracuse University and completed his post-doctorate training at the University of California, San Diego Medical School.

          Itshak Zivan, age 56, is the founder, Director and former Chief Executive Officer of Zivtex Ltd. (UK), a position he held from 1992 to 2007. He is a computer engineer with more than twenty years experience in business development and management. He has served as Deputy Managing Director of Pex Ltd. (UK) and member of the Board and managing director of Delta Textiles (Israel). Mr. Zivan received his Bachelors of Science - Engineering degree in computer science from the Israel Institute of Technology (Technion).

          Dr. David S. Frank, age 64, is the Managing Director of MEDx Associates, a consulting company in the field of diagnostics. He also serves as the Chairman of the Board of Nehora Photonics Ltd., a medical device company located in Israel. From 2007-2008, Dr. Frank served as a faculty member at the LAHAV-Tel Aviv University Graduate School of Business, where he taught “Health Care Technology” courses for bioscience entrepreneurs. From 1995-2007, Dr. Frank was the executive director of business development at Ortho-Clinical Diagnostics, a Johnson & Johnson company. From 1982-1994, Dr. Frank was the director of marketing and planning management at Kodak Clinical Diagnostics (Eastman Kodak Company). In 1971, Dr. Frank received a Ph.D. in biochemistry from Cornell University.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Structure

          MabCure, Inc. is in the business of developing and commercializing its proprietary antibody technology for the early detection of cancer and for the creation of highly specific therapeutics (antibodies and novel drugs) against cancer. At present, we are conducting research and development using our proprietary antibody technology and as such, our products are currently not ready for distribution. Our Common Stock trades on the Bulletin Board under the symbol “MBCI.”

          We have one subsidiary, MabCure N.V., in Belgium. The Belgian subsidiary was established in order to accelerate the development and commercialization of our proprietary products for the early detection of cancer and for the creation of highly specific therapeutics (antibodies and novel drugs) against cancer. MabCure, N.V. will be eligible to apply for research grants from the Flemish Government.

Corporate Governance Guidelines

          At present, we have not adopted a Code of Ethics applicable to our principal executive, financial and accounting officers; however, we plan to implement such a Code in the near future.

Board Committees

          At present, we do not have any committees of the Board of Directors.

Audit Committee

          We do not presently have a separately constituted audit committee or any other committees of our Board of Directors. Nor do we have an audit committee “financial expert”. As such, our entire Board of Directors acts as our audit committee.

Meetings of the Board

          Special meetings of the Board are held as necessary. In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board agenda items, recent developments, and other matters of interest to the directors. Each director has full access to management.

          Directors are expected to attend all meetings of the Board. During 2008, the Board held one meeting, which all directors then in office attended. We have no formal policy with respect to director attendance at the annual meeting of shareholders.

          Each of our directors is encouraged to attend our annual meeting of shareholders, when these are held, and to be available to answer any questions posed by shareholders to such director.

Communication with the Board

          Shareholders, or anyone else wishing to contact the Board directly, may send a written communication to Ron Kalfus, Chief Financial Officer, De Schiervellaan 3/B1, 3500 Hasselt, Belgium. Mr. Kalfus will forward such correspondence only to the intended recipients, whether the entire Board or only an individual Board member. However, prior to forwarding any correspondence, Mr. Kalfus will review such correspondence and, in his discretion, may not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

          Directors Dr. David S. Frank and Itshak Zivan are considered independent. The determination of independence of Directors has been made using the definition of "Independent Director" contained under Nasdaq Marketplace Rule 4200(a)(15).

Directors’ Fees

          Our Board of Directors has adopted that each Director of the Company receive: (i) a $4,000 annual payment for services rendered as a Director; (ii) an additional $8,000 annual payment for serving on one or more committees of the Board; and reimbursement for any reasonable expenses incurred in the performance of the duties and functions of a Director. During 2008, we paid $4,187 to Directors of the Company and owe an additional $1,333 for the services of our Directors during 2008.

DIRECTOR COMPENSATION TABLE
Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Amnon Gonenne	0	0	0	0	0	0	0
Itshak Zivan	$1,333	0	0	0	0	0	$1,333
Steven Katz	$4,187	0	0	0	0	0	$4,187
Dr. David S. Frank	0	0	0	0	0	0	0
Yapp Moi Lee	0	0	0	0	0	0	0
Pua Soo Siang	0	0	0	0	0	0	0

1 Amounts shown represent the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS No. 123R “Share-Based Payment” as disclosed in Form 10-K for the year ended December 31, 2008, filed on April 10, 2009.
2 Does not include executive compensation disclosed below in the Summary Compensation Table.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THIS PROPOSAL. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY. THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

PROPOSAL TWO

TO RATIFY THE APPOINTMENT OF DAVIS ACCOUNTING GROUP P.C.
AS OUR INDEPENDENT ACCOUNTANTS FOR 2009

          The Board of Directors has selected Davis Accounting Group P.C. as the Company’s independent auditor for the current fiscal year, and the Board is asking shareholders to ratify that selection. The Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Davis Accounting Group P.C. for ratification by shareholders as a matter of good corporate practice.

Audit Fees

          Fees billed by Davis Accounting Group P.C. and fees incurred, for professional services are estimated to be $12,000 for the year ended December 31, 2008 and $4,000 for the year ended December 31, 2007, including fees associated with the annual audit and review of the quarterly reports on Form 10-Q. Fees for these services are expensed as incurred.

Tax Fees

          $1,250 in fees will be billed by Davis Accounting Group P.C. for tax services for the years 2008. No tax fees were billed in 2007 and 2006. In addition, no tax fees were billed by the Company’s previous accountants.

All other Fees

          No fees were billed by Davis Accounting Group P.C. or the Company’s previous accountants for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007, other than those specified above.

          On November 3, 2008 the Company engaged Davis Accounting Group P.C. to audit the Company’s financial statements for the year ended December 31, 2008. The entire Board of Directors pre-approved audit engagement terms prior to the commencement of any audit work.

          All services described above were approved by the Board of Directors acting as the audit committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

          The affirmative vote of holders of a majority of the shares of Common Stock represented at the meeting is required to approve the ratification of the selection of Davis Accounting Group P.C. as the Company’s independent auditor for the current fiscal year.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THIS PROPOSAL. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY. THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

PROPOSAL THREE

APPROVAL OF THE COMPANY’S 2009 STOCK OPTION PLAN

          In May 2009, our Board of Directors authorized the adoption of and our Consenting Stockholders have consented in writing to the approval of, the MabCure, Inc. 2009 Stock Option Plan (the "Plan"), under which stock option awards may be made to employees, directors and consultants of the Company. A copy of the Plan is attached hereto as Appendix A.

          General. The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Company

          Under the Plan, options may be granted from time to time to eligible persons, all generally in the discretion of the Board of Directors, which is responsible for administering the Plan unless the Board establishes a committee to administer the Plan. Each option granted under the Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the option awarded. Eligible persons generally include any employee, including employees of subsidiaries, members of the Board of Directors and any consultant or other person whose participation the Board of Directors determines is in our best interest. There is no maximum number of persons eligible to receive Awards under the Plan, nor is there any limit on the amount of options that may be granted to any such person, except with respect to the maximum amount of options allowed under the Plan and with respect to incentive stock options.

          We have reserved 6,034,800 shares of common stock for issuance under the Plan, subject to adjustment to protect against dilution in the event of certain changes in our capitalization.

          Administration. The Plan will be administered by our Board of Directors unless the Board elects to establish a committee comprised of one or more of its members to administer the Plan. Under the Plan, generally the Board, or the committee, will have complete authority to determine the persons to whom options will be granted from time to time, as well as the options terms and conditions. The Board, or committee, also will have discretion to interpret the Plan and the options granted under the Plan and to make other determinations necessary or advisable for the administration of the Plan.

          Stock Options Terms. The Board, or committee, may grant either incentive stock options (for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified stock options under the Plan. Except as described below for incentive stock options, the Board, or committee, generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's termination of service during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The Board, or committee, also has the discretion, exercisable either at the time an option is granted or at the time of a participant's termination of service, to provide for accelerated vesting of the exercisability of an option for a limited period following such termination of service. Such terms may differ among the various persons to whom the options are granted and among the various options granted to any such person.

          In the discretion of the Board, or committee, the price due upon exercise of an option may be paid in cash or in shares of our common stock valued at their then current fair market value, or a combination of both. Shares delivered in payment of such price may be shares acquired by prior exercises of options or otherwise, in the Board's, or committee's, discretion. Also in the discretion of the Board, or committee, a participant may exercise an option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

          Generally, options granted under the Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and generally will be exercisable during the participant's lifetime only by such participant or his or her guardian or legal representative.

          Holders of options shall have no rights as shareholders unless and until such options are exercised and shares are delivered to such persons in accordance with the Plan.

          Incentive Stock Options. Incentive stock options may be granted only to persons who are employees (including directors who are also employees but excluding non-employee directors). Generally, incentive stock options must be granted within ten years of the date the Plan is adopted, and the term of any incentive stock option may not exceed ten years. Furthermore, the aggregate fair market value of shares of common stock with respect to which any incentive stock options are exercisable for the first time by a participant during any calendar year, whether such incentive stock options are granted under the Plan or any other plans we may adopt, may not exceed $100,000.

          Furthermore, the exercise price of incentive stock options must be at least 100% of the fair market value of the common stock at the time the incentive stock option is granted, except in the case of incentive stock options granted to any individual who owns more than 10% of the total combined voting power of all classes of our stock, in which case the exercise price of incentive stock options must be at least 110% of the fair market value of the common stock at the time of grant.

          The Plan also provides that, with respect to incentive stock options, the period during which an option may be exercisable following a termination of service generally may not exceed three months, unless (i) employment is terminated as the result of disability, in which case in the discretion of the Board, or committee, the incentive stock options may be exercised during a period of one year following the date of such disability, or (ii) employment is terminated as the result of death, or if the employee dies following a termination of service (other than as a result of disability) and during the period that the incentive stock option is still exercisable, in which case in the discretion of the Board, or committee, the incentive stock option may be exercised during a period of one year following the date of such death. In no event, however, may an incentive stock option be exercised after the expiration of its original term.

          Changes of Control or Other Fundamental Change. The Plan provides that upon certain mergers or other reorganizations to which we or any subsidiary is a party that involves an exchange or conversion or other adjustment of our outstanding common stock, each participant generally shall be entitled upon the exercise of his or her stock options to receive the number and class of securities or other property to which such participant would have been entitled in the merger or reorganization if such participant had exercised such stock option prior to such merger or reorganization.

          The Plan also provides that, upon the occurrence of a change of control the Board, or committee, has the right, but not the obligation, to accelerate the time at which all or a portion of any outstanding options may be exercised.

          Miscellaneous. The Board of Directors generally may amend or terminate the Plan or any provision of the Plan at any time. To the extent required by the Exchange Act or the Code, however, absent approval by our shareholders, no amendment may (i) materially alter the group of persons eligible to participate in the Plan; (ii) except as specifically provided in Section 5.1 of the Plan, increase the number of shares available for Options under the Plan; (iii) extend the period during which incentive stock options may be granted beyond May 2019; or (iv) decrease the exercise price of any option granted under the Plan. Furthermore, without the consent of the participant, no amendment to or discontinuance of the Plan or any provision thereof shall adversely affect any options granted to the participant under the Plan.

          Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the Plan. All ordinary income recognized by a participant with respect to awards under the Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to us for the ordinary income recognized by a participant with respect to an award under the Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses.

          Incentive Stock Options. In general, no income will result for Federal income tax purposes upon either the granting or the exercise of any incentive option issued under the Plan. If certain holding period requirements (at least two years from the date of grant of the option and at least one year from the date of exercise of the option) are satisfied prior to a disposition of stock acquired upon exercise of an incentive option, the excess of the sales price upon disposition over the option exercise price generally will be recognized by the participant as a capital gain, and the Company will not be allowed a business expense deduction.

          If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the option price of such stock and the lower of the fair market value of the stock on the date of exercise and the amount realized on the sale or exchange. The difference between the option price of such stock and the fair market value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on a participant's federal income tax return. If the amount realized on the sale or exchange exceeds the fair market value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, we generally will be entitled to a deduction in the amount of such ordinary income in the year of the disposition.

          If a participant delivers shares of our common stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of common stock used to exercise the option and equal to such participant's tax basis in the shares of common stock submitted in payment of the option price. The remaining shares of common stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

          Notwithstanding the foregoing, if a participant delivers any stock that was previously acquired through the exercise of an incentive stock option in payment of all or a portion of the option price of an option, and the holding period requirements described above have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition of such shares, and the participant generally will recognize income.

          Nonqualified Stock Options. The grant of nonqualified stock options under the Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for us at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the fair market value of the shares of common stock acquired as of the date of exercise over the price paid for such stock. At that time, we will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of common stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their fair market value at the time of exercise or the exercise price.

MabCure, Inc. 2009 Stock Option Plan
	Dollar	Number of
Name and position	value ($)	Options
Dr. Amnon Gonenne; CEO, President, Chairman of the Board of Directors	--	--
Ron Kalfus; Chief Financial Officer	--	--
Dr. Elisha Orr; Executive Vice-President and Chief Scientific Officer	--	--
Executive Group	--	--
Non-Executive Director Group	--	--
Non-Executive Officer Employee Group	--	--

Equity Compensation Plan Information

Number of
securities
remaining
available for
	Number of		future
	Securities to	Weighted-	issuance
	be issued	average	under equity
	upon	exercise	compensation
	exercise of	price of	plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants	warrants	reflected in
	and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	6,034,800
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	6,034,800

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THIS PROPOSAL. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY. THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

The MabCure, Inc. 2009 Stock option plan is attached hereto as Appendix A.

ADDITIONAL INFORMATION

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

          Our directors and the executive officers, key employees and key consultants of our operating groups at the time of filing are as follows:

Name	Age	Position Held with our Company	Date First Elected or Appointed
Dr. Amnon Gonenne	64	President, Chief Executive Officer and Director	July 7, 2008
Itshak Zivan	56	Director	July 7, 2008
Dr. David S. Frank	64	Director	April 26, 2009
Dr. Elisha Orr	63	Executive Vice-President and Chief Scientific Officer	July 7, 2008
Ron Kalfus	34	Chief Financial Officer	November 7, 2008

Business Experience

Dr. Elisha Orr, Executive Vice-President and Chief Scientific Officer

Dr. Orr is the developer of the MabCure technology and our novel MAbs. He has been serving as a senior research scientist at the University of Leicester, Department of Genetics, for the past thirty years. He has received awards from several institutions, among them the Wellcome Trust Personal Chair award for five years in 1987, the Royal Society (UK) award for a visiting professorship in Israel in 1994, a European Union award for a visiting professorship in Israel in 1998 and several long and short term awards from the European Molecular Biology Organization (EMBO). Dr. Orr has been a visiting professor at Tel Aviv University since 2006.

Among his scientific accomplishments is the discovery, characterization and cloning of a number of enzymes, proteins and genes (e.g. bacterial DNA gyrase, yeast non-muscle heavy chain myosin and bacterial genes) involved in the production of antibiotics.

Dr. Orr received his Doctorate degree in Microbiology & Molecular Biology from Hadassah Medical School, Jerusalem. He completed his post-doctorate training at the Department of Genetics, Medical School, at the University of Leicester, in the United Kingdom.

Ron Kalfus, Chief Financial Officer

Mr. Kalfus serves as the Company's Chief Financial Officer, Treasurer and Secretary. Prior to joining MabCure, Mr. Kalfus held various positions with Toys "R" Us, Inc. from 2003 to 2007, both in the SEC Reporting Department, responsible the company’s financial reporting to the Securities and Exchange Commission, as well as in the Financial Planning & Analysis Department, responsible for the Toys "R" Us division’s multi-billion dollar budgets. Prior to joining Toys "R" Us, Inc., Mr. Kalfus worked as an auditor for two large public accounting firms, specializing in audits of medium-sized enterprises as well as public companies.

Mr. Kalfus is a Certified Public Accountant, holds an MSc in Accounting from Fairleigh Dickinson University, and a BBA in Finance from the University of Georgia.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of our stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us, we believe that during our preceding fiscal year all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership of Holdings

          The following table sets forth, as of December 31, 2008, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5 percent of our common stock, as well as by each of our current Directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Indigoleaf Associates Ltd.(3) Unit 6 – The Court Yard Gaulby Lane, Stoughton Leicester, United Kingdom LE2 2FL	Common Stock	25,638,400(4)	42.48%
Dr. Amnon Gonenne(5) Unit 6 – The Court Yard Gaulby Lane, Stoughton Leicester, United Kingdom LE2 2FL	Common Stock	6,409,600(6)	10.62%
Ron Kalfus(7)	N/A	0	0.00%
Directors and Executive Officers as a Group	Common Stock	32,048,000	53.10%

Notes:

(1)

Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Based on 60,348,000 shares of common stock issued and outstanding as of December 31, 2008.

(3)	Dr. Elisha Orr, our Chief Scientific Officer, is the sole shareholder of Indigoleaf Associates Ltd.

(4)	We issued 25,638,400 restricted Common Shares to Indigoleaf Associates Ltd. pursuant to the asset purchase agreement dated January 10, 2008, subject to escrow and other conditions. All of these shares will be held in escrow for a period of two years from the date of July 7, 2008, and may not be sold, pledged or optioned during this time. At the end of the two-year period, 30 percent of the shares may be released to Indigoleaf without our prior consent. However, 70 percent of Indigoleaf's shares must be held in escrow for an additional year to secure against its intellectual property representations under the asset purchase agreement.

(5)	Dr. Gonenne is our President, Chief Executive Officer, and a Director.

(6)

We issued 6,409,600 restricted Common Shares to Dr. Gonenne pursuant to an asset purchase agreement dated July 7, 2008, as amended on April 2, 2009, of which 4,807,200 shares are subject to a lapsing repurchase right and other conditions. All of the shares will be held in escrow for a period of two years from the date of July 7, 2008, and may not be sold, pledged or optioned during this period. The asset purchase agreement, as amended, and the escrow agreement with Dr. Gonenne further provide that in the event Dr. Gonenne’s employment agreement with us is terminated we have the right to repurchase, for par value, up to 75 percent of the shares issued to Dr. Gonenne, equivalent to 4,807,200 Common Shares, with such right lapsing in connection to 1,602,400 shares of Common Shares every six months, starting July 7, 2008. All of the shares of Dr. Gonenne held in escrow shall be released from the lapsing repurchase right and no longer subject thereto upon the expiration of a continuous period of employment of 18 months from July 7, 2008. At the end of the two years, all of Dr. Gonenne's shares then in escrow shall be released to Dr. Gonenne.

(7)	Mr. Kalfus is our Chief Financial Officer.

Changes in Control

          We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

EXECUTIVE COMPENSATION

          The particulars of compensation paid to the following persons during the fiscal period ended December 31, 2008 are set out in the summary compensation table below:

  our Chief Executive Officer (Principal Executive Officer);
  our Chief Financial Officer (Principal Financial Officer);
  each of our three most highly compensated executive officers, other than the Principal Executive Officer and the Principal Financial Officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2008; and
  up to two additional individuals for whom disclosure would have been provided under the item above but for the fact that the individual was not serving as our executive officer at the end of the fiscal year ended December 31, 2008;

(collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE
Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Amnon Gonenne(1)	2008	80,839	0	6,410(6)	0	0	0	0	87,249
Ron Kalfus(2)	2008	37,935	0	0	0	0	0	0	37,935
Dr. Elisha Orr(3)	2008	67,366	0	0(7)	0	0	0	0	67,366
Yapp Moi Lee(4)	2008 2007	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Pua Soo Siang(5)	2008 2007	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Notes:

(1)	Dr. Gonenne has been our President, Chief Executive Officer (Principal Executive Officer), and a Director since July 7, 2008.
(2)	Mr. Kalfus has been our Chief Financial Officer (Principal Financial Officer) since November 7, 2008.
(3)	Dr. Orr has been our Chief Scientific Officer since July 7, 2008
(4)

Mr. Lee resigned as President, Treasurer, and Secretary on July 7, 2008, when Dr. Amnon Gonenne was appointed our President, Chief Executive Officer, and Director pursuant to the asset purchase agreement.

(5)	Mr. Siang resigned as Director and Chief Technology Officer on July 7, 2008.
(6)	Dr. Gonenne received founders shares valued at $6,410 pursuant to the January 10, 2008 asset purchase agreement, as amended on April 2, 2009.
(7)	Indigoleaf Associates Ltd., a company wholly owned by Dr. Orr, received stock valued at $18,485,286 pursuant to the January 10, 2008 asset purchase agreement.

Employment Contracts and Termination of Employment Agreements

          As of July 7, 2008, we entered into an employment agreement with Dr. Amnon Gonenne, pursuant to which Dr. Gonenne serves as our President and Chief Executive Officer. In consideration for his services, we pay him a salary calculated as 120 percent of that paid to Dr. Orr, plus such benefits and bonuses as are set out in his employment agreement. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement.

          As of July 7, 2008, we entered into an employment agreement with Dr. Elisha Orr, pursuant to which Dr. Orr serves as our Executive Vice-President and Chief Scientific Officer. In consideration for his services, we pay him an annual salary of $140,000 per year, plus such benefits and bonuses as are set out in his employment agreement. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement.

          As of November 7, 2008, we entered into an employment agreement with Mr. Ron Kalfus, pursuant to which Mr. Kalfus serves as our Chief Financial Officer. In consideration for his services, we pay him an annual salary of $96,000, plus such benefits as are set out in his employment agreement. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement.

          There are currently no arrangements or plans in which we provide pension, retirement or similar benefits for our Directors and officers; however our Board of Directors may approve any such plan at any time in their discretion, in which case Dr. Gonenne, Dr. Orr, and Mr. Kalfus will participate in such plans. We currently do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our Directors or officers, except that we have agreed that each of Dr. Orr and Dr. Gonenne are eligible to receive an annual discretionary bonus and that stock options may be granted at the discretion of our Board in the future.

          We have no plans or arrangements in respect of remuneration received or that may be received by the officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, with the exception of a severance payment of one month’s salary for every full year of service. The Company has also undertaken to grant stock options to its employees, and the options to be granted will vest in the event of a change in control of the Company.

STOCKHOLDER PROPOSALS

          From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders. Under the rules of the SEC, to be included in the proxy statement for our 2010 annual meeting of stockholders, proposals must be received by us no later than March 15, 2010.

ANNUAL REPORT ON FORM 10-K

          On April 10, 2009, we filed with the SEC our Annual Report on Form 10-K for the year ended December 31, 2008. A copy of the 10-K has been mailed to all stockholders along with this information statement. The Company’s filings with the SEC are all accessible by following the links to “Investor Info” on the Company’s website at www.mabcure.com. Shareholders may obtain additional copies of the Company’s Annual Report on Form 10-K and the exhibits thereto, without charge, by writing to us at our principal executive offices at De Schiervellaan 3/B1, 3500 Hasselt, Belgium.

By Order of the Board of Directors

_________________
Dr. Amnon Gonenne
Chairman of the Board
Hasselt, Belgium

July 13, 2009

APPENDIX A

MABCURE INC.

Stock Option Plan

DATED: May 2009

This Stock Option Plan (the "Plan") provides for the grant of stock options to acquire shares in the common stock (the "Common Shares") of MabCure Inc. (the "Company"), a corporation organized under the laws of the State of Nevada. Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986 (United States), as amended (the "Code") are referred to in this Plan as "Incentive Stock Options" and stock options that do not qualify under Section 422 of the Code are referred to as "Non-Qualified Stock Options". Incentive Stock Options and Non-Qualified Stock Options granted under this Plan are collectively referred to as "Options".

1.          PURPOSE

1.1        The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator (as defined in Section 2.1 hereof) shall select in accordance with Section 2 hereof, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2        This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable federal, state and provincial securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.          ADMINISTRATION

2.1        This Plan shall be administered initially by the board of directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two or more members of the Board or two or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2        If and so long as the Common Shares are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3        The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4        Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option or a Non-Qualified Stock Option;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5        All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.          ELIGIBILITY

3.1        Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Corporation (as defined in Section 3.5 hereof) ("Employees").

3.2        Non-Qualified Stock Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3        Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4        Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5        As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Company) that is a "Parent Corporation" of the Company or "Subsidiary Corporation" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.          STOCK

4.1        The Plan Administrator is authorized to grant Options to acquire, in aggregate, up to a total of 6,034,800 Common Shares (the "Option Limit"). The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set out in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable

2

to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 hereof; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set out in Section 5.1(a) hereof.

5.          TERMS AND CONDITIONS OF OPTIONS

5.1        Each Option granted under this Plan shall be evidenced by an option certificate in substantially the form attached hereto as Schedule "A" or such written agreement as may be approved by the Plan Administrator from time to time (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a)        Number of Shares and Type of Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(i)

subject to the Option Limit set out in Section 4.1 hereof, the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 10% of the issued and outstanding Common Shares of the Company;

(ii)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(iii)

the aggregate fair market value (determined at the Date of Grant, as defined in Section 5.1(b) hereof) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Corporation or a predecessor corporation) shall not exceed US$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iv)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b)        Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c)        Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i)

the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

3

(iii)

Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur, and provided that for Incentive Stock Options:

A.

the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution over the aggregate exercise price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution over the aggregate exercise price of such shares, and

	B.	the substituted option does not give the employee additional benefits which he did not have under the previously held Option; and

(iv)	with respect to Non-Qualified Stock Options, the exercise price per share shall be the fair market value of the Common Shares as determined by the Plan Administrator in good faith.

(d)        Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.1(g) hereof, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as set out above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

(e)        Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

Number of Months Following Date of Grant	Percentage of Total Option Vested
6	162/3%
12	331/3%
18	50%
24	662/3%
30	831/3%
36	100%

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of

4

services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f)        Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g)        Term of Option

(i)	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

	A.	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) hereof;

	B.	the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

C.

ninety (90) days following the date of an Optionee's resignation or termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined in Section 5.1(g)(iv) hereof); or

D.

the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or Disability unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(ii)

Notwithstanding Section 5.1(g)(i) hereof, any vested Options which have been granted to the Optionee in the Optionee's capacity as a director of the Company or any Related Corporation shall terminate upon the occurrence of the first of the following events:

	A.	the event specified in Section 5.1(g)(i)A hereof;

	B.	the event specified in Section 5.1(g)(i)D hereof; and

C.

the date the Optionee ceases to serve as a director of the Company or Related Corporation, as the case may be unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(iii)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the

5

Optionee's domicile at the time of death and only until such Options terminate as set out above.

(iv)

For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(v)

Unless accelerated in accordance with Section 5.1(f) hereof, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability.

(vi)

For purposes of this Plan, transfer of employment between or among the Company and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Company or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

(h)        Exercise of Options

(i)

Options shall be exercisable, in full or in part, at any time after vesting, until ninety (90) days following termination of Optionee’s employment or contractual relationship with the Company. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii)

Options or portions thereof may be exercised by giving written notice, in substantially the form of notice attached as Schedule "B" hereto, to the Company and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.1(i) hereof. The Company shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

(i)        Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company by wire transfer. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i)	by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver

6

directly to the Company the amount of sale or margin loan proceeds to pay the exercise price;

(ii)

“net exercise” – by delivering a properly executed exercise notice together with irrevocable instructions to exchange the Option for a number of Common Shares computed using the following formula: X= Y(A-B)/A

Where	X =	the number of Common Shares to be issued to the Optionee.

	Y =	the number of Common Shares purchaseable pursuant to the Option (adjusted to the date of such calculation, but excluding Common Shares already issued to Optionee).

	A =	the most recent closing bid price of the Company’s Common Shares prior to the Optionee’s exercise of the Option.

	B =	Exercise Price (as adjusted to the date of such calculation).

or

(iii)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j)        No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Company with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k)        Non-transferability of Options

(i)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A.

for Non-Qualified Stock Options, any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members; and

	B.	for all Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii)	Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof,

7

or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l)        Securities Regulation and Tax Withholding

(i)

Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Company of any liability with respect to the non- issuance or sale of such Common Shares.

(ii)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Company, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii)

The Holder shall pay to the Company by wire transfer, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A.

by delivering to the Company Common Shares previously held by such Holder or by the Company withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

	B.	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv)

The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has

8

paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(l)(iii) hereof.

(m)        Adjustments Upon Changes In Capitalization

(i)

The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Company resulting from:

	A.	a subdivision or consolidation of Common Shares or any like capital adjustment, or

B.

the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(ii)

Except as provided in Section 5.1(m)(iii) hereof, upon a merger (other than a merger of the Company in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Company) or liquidation of the Company, as a result of which the shareholders of the Company, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set out in the Option agreement have been satisfied.

(iii)

If the shareholders of the Company receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Company in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re- incorporation or the creation of a holding Company), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Company and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.1(m)(ii) hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set out in the option agreement shall continue to apply to the options granted for the Exchange Shares.

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(iv)

In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(v)

All adjustments pursuant to Section 5.1(m) hereof shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi)

The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.          EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

6.1        Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

6.2        Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan. However, unless otherwise expressly provided in this Plan or in an applicable Agreement, any Option theretofore granted may extend beyond the termination of the Plan, and the authority of the Plan Administrator provided for hereunder with respect to the Plan and to any Options granted under this Plan shall extend beyond the termination of the Plan.

6.3        Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Company shall be granted subject to approval of this Plan by the holders of a majority of the Company's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set out in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7.          NO OBLIGATIONS TO EXERCISE OPTION

7.1        The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.          NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1        Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.          APPLICATION OF FUNDS

9.1        The proceeds received by the Company from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

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10.        INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1      In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.        AMENDMENT OF PLAN

11.1      The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

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SCHEDULE "A"

MABCURE INC.

Stock Option Plan
Option Certificate

This Certificate is issued pursuant to the provisions of the stock option plan of MABCURE INC. (the "Company") dated May <>, 2009 (the "Plan") and evidences that ____________________ is the holder of a stock option (the "Option") to purchase up to ____________________ shares in the common stock of the Company (the "Common Shares") at a purchase price of US$__________ per Common Share. (the "Exercise Price"). Subject to the provisions of the Plan:

(a)

the Option is intended to be [an Incentive Stock Option] OR [a Non-Qualified Stock Option] [Pick one] within the meaning of Section 422 of the Internal Revenue Code of 1986 (United States), as amended ;

(b)	the award date of this Option is ____________________ (the "Award Date"); and

(c)	the expiry date of this Option is ____________________ (the "Expiry Date").

The right to purchase Common Shares under the Option will vest in the holder in increments over the term of the Option as follows:

Date	Cumulative Number of Common Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 p.m. (Eastern Standard time) on the Expiry Date, by delivery to the Administrator of the Plan an exercise notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to MABCURE INC. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby are not assignable, transferable or negotiable and are subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded this ______ day of _______________________.

MABCURE INC.

Per: ______________________________________

SCHEDULE "B"

MABCURE INC.

Stock Option Plan
Exercise Notice

TO:	The Administrator, Stock Option Plan
MabCure Inc.
<> [Confirm Address]

The undersigned hereby irrevocably gives notice, pursuant to the terms of the stock option plan of MABCURE INC. (the "Company") dated May <>, 2009 (the "Plan"), of the exercise of certain stock options granted under the Plan to acquire, and hereby subscribes for, the following shares in the common stock of the Company (the "Common Shares") (strike out the inapplicable item):

(a)	all of the Common Shares which are set out in the option certificate attached hereto ; OR

(b)	of the Common Shares which are set out in the certificate attached hereto, _____________ Common Shares

CALCULATION OF TOTAL EXERCISE PRICE:

Number of Common Shares to be acquired on exercise:	__________________ Common Shares

MULTIPLIED BY the Exercise Price per Common Share:	US$ _____________________

EQUALS the total Exercise Price, as enclosed herewith:	US$ _____________________

(c)

In lieu of exercising the Option for cash or a check, the undersigned hereby elects to effect the net exercise provision of Section 5(i) and receive [Fill in number of Shares] ___________ Common Shares of Mabcure Inc. pursuant to the terms of the Option according to the following calculation:

X= Y(A-B)/A                              (   ) = (        )[ (        ) – (        )]/ (        )

Where	X =	the number of Common Shares to be issued to the Optionee.

	Y =	the number of Common Shares purchaseable pursuant to the Option (adjusted to the date of such calculation, but excluding Common Shares already issued to Optionee).

	A =	the most recent closing bid price of the Company’s Common Shares prior to the Optionee’s exercise of the Option.

	B =	Exercise Price (as adjusted to the date of such calculation).

If the undersigned is a "U.S. person", as such term is defined in Regulation S under the United States Securities Act of 1933 (the "Securities Act"), the undersigned represents and warrants to the Company that, at the time of the exercise of the Option, the undersigned is an "accredited investor", as such term defined in Regulation D under the Securities Act.

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of US$ ____________ , payable to MABCURE INC. in an amount equal to the total Exercise Price of the Common Shares, as calculated above, and directs the Company to issue, register and deliver the certificates representing the Common Shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

All capitalized terms, unless otherwise defined in this exercise notice, will have the meaning provided in the Plan.

DATED the ______ day of _______________________.

Witness	Signature of Option Holder

Name of Witness (Print)	Name of Option Holder (Print)

(Fax Number)